UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: May 14, 2020

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA     94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01—Entry into a Material Definitive Agreement.

On May 14, 2020, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to that certain Promissory Note, dated February 27, 2019 (the “Note”), payable to Pioneer Pharma (Hong Kong) Company Limited (“Pioneer Pharma”), as amended by the First Amendment to Promissory Note, dated June 25, 2019 (the “First Amendment”). The Note was originally issued to the Company by Pioneer Pharma on February 27, 2019 for $1,000,000 and amended on June 25, 2019, as previously disclosed in the Company’s Current Reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2019 and June 26, 2019.

Pursuant to the Second Amendment, the interest payment was amended from a payment of $300,000 to the delivery of 65,178 units of NeutroPhase (40ml) to Pioneer Pharma, or an affiliate of Pioneer Pharma, and certain provisions in the Note regarding voluntary prepayment were amended to give the Company the right to prepay the note at any time. All other provisions of the Note, as amended by the First Amendment, remain in full force and effect.

The Company also announced on May 15, 2020 that it is prepaying the $1,000,000 principal balance of the Note using proceeds raised through certain at-the-market equity offerings pursuant to the At the Market Offering Agreement, dated April 27, 2020, with Ladenburg Thalmann & Co. Inc., with such agreement having been previously disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on April 27, 2020. The Company determined to prepay the Note early, at the Lender’s request, to provide the Lender additional capital needed in order to continue facilitating the Company’s distribution of KN95, in which the Lender acts as an intermediary.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1  to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Promissory Note, dated May 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
President & Chief Executive Officer and General Counsel

Dated: May 15, 2020